SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


Pursuant to Section 15(d) of the Securities Exchange Act of 1934.

Date of Report (Date of earliest event reported): July 26, 2002.


                               JUNIPER GROUP, INC.
              -----------------------------------------------------
             (Exact name of registrant as specified in its charter)


                            Nevada 0-19170 11-2866771
                 ------------- --------------- -----------------
                  (State of (Commission File (IRS Employer I.D.
                         Incorporation) Number) Number)


                         111 Great Neck Road, Suite 604
                           Great Neck, New York 11021
                         -------------------------------
                        (Address and telephone number of
                          principal executive offices)









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Item 2.  Acquisition or Disposition of Assets.

        On July 26, 2002, Juniper Group, Inc. (the "Registrant"), through its wholly owned subsidiary, Juniper Sports, Inc., executed the Stock Exchange Agreement and Plan of Reorganization ("Stock Exchange Agreement") to acquire a 100% interest in Tags Golf, Inc. ("TAGS"). In the initial phase of the Agreement, the Registrant delivered 140,000 shares of its common stock as payment for an 80% interest in TAGS. The acquisition agreement also requires the Registrant to pay a total of $200,000 in two equal installments, or, at the option of the Registrant, to deliver 70,000 shares of the Company's common stock to acquire the remaining 20% of TAGS. Each installment, if made, will increase the Registrant's ownerhip in TAGS by 10%.

        On August 14, 2002, the Registrant's shareholders approved, and the Registrant effected, a one-for-ten reverse stock split. Future share issuances pursuant to the Stock Exchange Agreement, if any, will be adjusted for such one-for-ten reverse stock split.

         There are no material relationships between the parties from whom the shares of TAG capital stock were acquired and the registrant or any of its affiliates, any director or officer of the registrant, or any associate of any such director or officer.

         The purchase price was determined by negotiations between the parties.

Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits
-------     -------------------------------------------------------------------

(a)         Financial Statements of Business Acquired.
            To be filed by amendment to this Form 8-K not later than October 11, 2002

(b)         Pro Forma Financial Information.
            Any required pro forma financial information will also be filed by amendment to this Form 8-K not later than October 11, 2002

(c)         Exhibits

            Exhibit 2.1
            Stock Exchange Agreement and Plan of Reorganization

            Exhibit 99.1
            Press Release

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                               JUNIPER GROUP, INC.
                                  (Registrant)


August 19, 2002          By: /s/ Vlado Hreljanovic
                             ------------------------------------
                         Name: Vlado Hreljanovic
                         Title: Chief Executive Officer

                                  EXHIBIT INDEX


Exhibit No.                Exhibits.
-----------                --------

 2.1                       Stock Exchange Agreement and Plan of Reorganization

99.1                       Press Release

                                                                  Exhibit 2.1

                            STOCK EXCHANGE AGREEMENT
                           AND PLAN OF REORGANIZATION

         This Stock Exchange Agreement (the "Agreement") is made and entered into in Great Neck, New York as of July 26, 2002, by and among Robert J. Georgio, 175 Clearbrook Road, Elmsford, NY 10523 ("Georgio"), and Kevin R. Hughes, 1075 Bellevue Way, NE, Bellevue, WA 98004 ("Hughes"), Juniper Group, Inc., a Nevada corporation having its principal place of business at 111 Great Neck Road, Great Neck, New York 11021 ("JUNI"); TAGS Golf Incorporated, a New Jersey corporation having an address at 175 Clearbrook Road, Elmsford, NY 10523; and Juniper Sports, Inc., a wholly owned subsidiary of JUNI having its principal place of business at 111 Great Neck Road, Great Neck, New York 11021 ("Purchaser"). Georgio and Hughes are some times referred to herein collectively as the "Seller".
                              W I T N E S S E T H:
         WHEREAS, Seller owns and desires to transfer, assign and convey to Purchaser one hundred percent (100%) of the issued and outstanding shares (the "Shares") of capital stock of Tags Golf, Inc., a New Jersey corporation (the "Company"), and Purchaser desires to acquire such Shares from Seller;
         WHEREAS, Seller is willing to exchange the Shares with Purchaser in return for receiving shares of the voting common stock of JUNI pursuant to a plan of reorganization intended to qualify as a tax-free exchange of stock in accordance with the provisions of Internal Revenue Code Section 368(a)(1)(B); and
         WHEREAS, the Company, JUNI, and the Purchaser have all adopted and are parties to a plan of reorganization whereby the Shares will be exchanged for the JUNI Shares upon the terms and conditions set forth in this Agreement;
         NOW, THEREFORE, in consideration of the respective representations and warranties hereinafter set forth and of the mutual covenants and agreements contained herein, the parties hereto agree as follows:
                                    ARTICLE I
                                   DEFINITIONS
As used herein, the following terms shall have the following meanings:
         1.1      "Assets" shall mean:
                  (a) all cash of the Company on hand, in any bank, money market account, mutual fund, unit investment trust, and all certificates of deposit, letters of credit in favor of the Company and all other readily marketable securities or other cash equivalents of the Company all as described in Schedule
1.1 (a) hereto;
                  (b) all accounts receivable, notes receivable and other rights to receive payments from customers of the Company, all as described in Schedule
1.1 (b) hereto (the "Receivables"); (c) all equipment, vehicles, furniture and fixtures, and all other fixed assets owned or leased by the Company, constituting all such items necessary for the continued operation of the Company's business, as described on Schedule 1.1(c) hereto (the "Fixed Assets");
                  (d) all rights and benefits under all contracts, agreements, leases, licenses, purchase commitments and sales orders to which the Company are a party (collectively, the "Contracts"), constituting all such Contracts which are necessary or beneficial to the operation of the Company's business, all set forth on Schedule 1.1(d) annexed hereto;
                  (e) all patents, patent rights, copyrights, trademarks, trademark rights, tradenames, tradename rights and patent, copyright or trademark applications, which the Company owns, all set forth on Schedule 1.1(e) annexed hereto, and all ideas, know-how, trade secrets, inventions, technology, designs and any other proprietary rights which the Company owns including, but not limited to, the Company's website as shown on Schedule 3.2(k);
                  (f) any and all other assets of the Company not described above and included on the Balance Sheet (as hereinafter defined).
         1.2 "Liabilities" shall mean all accounts payable, notes payable, bank loans payable, and other obligations (including any and all loan obligations, obligations under letters of credit or guarantees, purchase orders, UCC filings or payments due vendors, customers and others) as described in Schedule 1.2 annexed hereto.
         1.3 "Balance Sheet" shall mean the balance sheet of the Company at June 30, 2002, included as part of the Financial Statements (as hereinafter defined).
         1.4 The "Effective Date" or the "Closing Date" shall mean June 30,
2002.
         1.5 "Financial Statements" shall mean the balance sheet of the Company at December 31, 2000, December 31, 2001, and the income statement of the Company the statement of cash flow and the statement of changes in shareholder equity along with appropriate financial statements prepared in accordance with generally accepted accounting principles ("GAAP") on an accrual basis for the twelve months ended December 31, 2000 and December 31, 2001 attached to this Agreement as Schedule 1.5, including unaudited quarterly financial statements for periods ending March 31 and June 30, 2002 attached to this Agreement as
Schedule 1.5 A.
         1.6 The "Shares" shall mean all of the issued and outstanding shares of common stock, no par value, of the Company.
         1.7 The "Georgio Employment Agreement" shall mean the Employment Agreement, which shall be effective as of the date on which deliveries are made pursuant to Section 2.1, 2.2 and 8.1, by and between Purchaser, the Company, JUNI and Robert J. Georgio, in the form attached hereto as Exhibit A.
         1.8 The "Bank Agreement" shall mean the Agreement, dated the Closing Date, by and between the Company and Hudson United Bank, substantially in the form attached hereto as Exhibit B.
         1.9 The "Leasing Agreement" shall mean the Lease Agreement dated April 13, 1998, by and between RM CW Realty Associates and the Company in the form attached hereto as Exhibit C.
                                   ARTICLE II
                           SALE AND PURCHASE OF SHARES
         2.1 Exchange of Shares. Subject to the terms and conditions contained herein, Seller hereby agrees to transfer, assign, convey and deliver to Purchaser, and Purchaser hereby agrees to accept from Seller, all of its right, title and interest in and to the Shares, free and clear of any liens, pledges, security interests, claims or encumbrances of any kind. The Shares shall be delivered to the Purchaser as follows:
         (a) Upon execution hereof, the Seller shall each deliver eighty (80%) percent of their Shares;
         (b)      On the date on which JUNI fulfills its obligations under
                  Section 8.1(b), the Seller shall each deliver fifty (50%) percent of their remaining Shares; and
         (c)      On the date on which JUNI fulfills its obligations under
                  Section 8.1(c), the Seller shall each deliver all of their remaining Shares.
         The consideration payable by Purchaser for the Shares to be transferred to Purchaser as provided herein shall be the exchange of shares of voting Common Stock, $.001 par value, of JUNI as set forth in Section 2.1.2 (all such shares to be received by Seller under this Article II shall be referred to as the "JUNI Shares"), subject to adjustment as provided herein.
         2.1.1 Adjustment to Purchase Price. In the event the average of the bid and asked price on the day prior to any delivery of JUNI Shares is less than $.30 per share of JUNI stock, then the number of JUNI Shares to be exchanged with the Seller shall be increased to that amount determined by dividing 150,000 by the average of the bid and asked price of the JUNI Shares on the day prior to delivery. For example, if such average price is $.25 per share, then a total of 600,000 JUNI Shares shall be exchanged with the Seller in return for the Shares.
         2.1.2 Subject to adjustment, the JUNI Shares shall be delivered to Seller as follows:
                  (a)      1,400,000 shares upon execution hereof;
                           (b) 350,000 shares on the date on which the Seller delivers Shares under Section 2.1(b) provided, however, that JUNI, in its sole discretion, may deliver to Seller either the amount of $100,000 or the 350,000 Shares; and (c) 350,000 shares on the date on which the Seller delivers Shares under
                           Section 2.1(c) provided, however, that JUNI, in its sole discretion, may deliver to Seller either the amount of $100,000 or the 350,000 Shares.
         2.2.1 Allocation of Shares. Seventy-Five percent of the JUNI Shares or monies delivered in lieu of JUNI Shares under either of
                  Section 2.1.2(b) or 2.1.2(c) shall be issued to Georgio, and twenty-five percent of the JUNI Shares or monies delivered in lieu of JUNI Shares under either of Section 2.1.2(b) or 2.1.2(c) shall be issued to Hughes.

         2.2.2 Adjustment for Reverse Stock Split. If at any time within one year after delivery of any JUNI Shares under this Article II, JUNI shall undergo a reverse stock-split, other than an anticipated 1 for 10 reverse split, approved by JUNI's shareholders, then JUNI shall deliver to the Seller a number of additional JUNI Shares calculated by multiplying the number of JUNI Shares received by Seller under this Article II, taking into account the reverse split, by one-half (1/2) the ratio of shares exchanged pursuant to the split.
         2.2.3 In the event that during the one-year period following the closing, JUNI issues additional shares of its voting common stock without consideration, then the Seller shall receive without compensation additional JUNI Shares sufficient to maintain Sellers' percentage interest in JUNI, taking into account only the JUNI Shares issued under this Agreement and not to exceed five (5%) percent. Calculations and deliveries of JUNI Shares under this Section
2.2.3 shall be made not less frequently than once every three months.
         2.2.4 In the event that there is any adjustment made under Sections
2.2.2 or 2.2.3, then the Sellers shall receive an additional number of JUNI Shares at the one-year anniversary of any adjustment equal to the number of JUNI Shares necessary to bring the value of all JUNI Shares received by Seller under this Article II to a total of $500,000. The number of JUNI Shares issued under this Section 2.2.4 shall be calculated based on the average of the closing bid and asked prices for the ten (10) days prior to the date the JUNI Shares are issued hereunder. All JUNI Shares issued under this Article II shall be deemed to be in consideration for delivery of the Sellers' shares.
         2.2.5 Notwithstanding anything to the contrary contained in this Agreement, in no event and under no circumstances shall Seller be entitled to received hereunder more than nineteen (19%) percent of JUNI's Shares of outstanding common stock. In addition, the transactions contemplated hereby and all of the covenants to issue JUNI Shares herein are subject to JUNI obtaining Nasdaq approval for same.
         2.2.6 Seller shall retain voting control over the Shares in the Company until 100% of the Shares have been delivered to the Purchaser, except for Shares retained under Section 8.4.

                                   ARTICLE III
           EFFECTIVE DATE; CLOSING; CONDITIONS TO CLOSING; DELIVERIES

         3.1 Effective Date and Closing. The closing, the Closing Date and the Effective Date of this transaction shall be deemed to be as of
June 30, 2002.
         3.2 Conditions to Purchaser's Obligation. Purchaser's and JUNI's obligations hereunder are subject to the satisfaction of the following conditions, any of which may be waived, in whole or in part, by Purchaser and/or JUNI in their sole discretion, and Georgio shall use his best efforts to cause such conditions to be fulfilled:
                  (a) Representations and Warranties Correct; Performance of Covenants; Satisfaction of Conditions. The representations and warranties of Georgio and Hughes contained in this Agreement (including the Exhibits and Schedules hereto) and those otherwise made in writing by or on behalf of Seller in connection with the transactions contemplated by this Agreement shall be true, complete and accurate when made. Georgio and Hughes shall have duly and properly performed, complied with, satisfied and observed each of their respective covenants, agreements, conditions to closing and obligations contained in this Agreement to be performed, complied with, satisfied and observed on or before the date hereof, and Georgio and Hughes shall have delivered to Purchaser a certificate signed by them and dated as of the date hereof to such effect.
                  (b) Purchase Permitted by Applicable Laws. The exchange of JUNI Shares for the Shares of the Seller to be transferred to Purchaser hereunder shall not be prohibited by any applicable law or governmental regulation and shall not subject Purchaser to any fine or penalty under or pursuant to any applicable law or governmental regulation.
                  (c) Proceedings; Receipt of Documents. All corporate and other proceedings taken or required to be taken by Seller in connection with the transactions contemplated hereby and all documents incident thereto shall have been taken and shall be reasonably satisfactory in form and substance to Purchaser and its counsel, and Purchaser shall have received all such information and such counterpart originals or certified or other copies of such documents as Purchaser may reasonably request.
                  (d) Delivery of Documents By the Seller. Seller shall have delivered, or caused to be delivered, to Purchaser the following:
         (1) corporate and tax good standing certificates of the Company from the respective jurisdictions in which the Company is incorporated or transacts business;
         (2) the Shares, with duly executed stock powers and all other documents and signatures necessary or appropriate for their transfer to Purchaser free and clear by delivery;
         (3) certified copies of the Certificate of Incorporation and By-Laws of the Company;
         (4) an opinion of the Law Offices of Huttle Profita LLC, counsel to Seller, in form of that attached hereto as Exhibit D; (5) the written resignations of each and every officer and director of the Company and all documents necessary to elect or appoint Purchaser's nominees to such positions effective as of the time that all Shares of the Company have been delivered by the Seller in the form annexed hereto as Exhibit "E";
         (6) all documents necessary or appropriate to change the authorized signatories of all Company bank accounts and to otherwise take possession and full operational control of the Company and its assets, effective as of the time that all Shares of the Company have been delivered;
         (7) all other consents, agreements, schedules, documents and exhibits required by this Agreement to be delivered by Seller, or reasonably requested by Purchaser, in order to effectuate the Closing; and
         (8) all documents necessary by Purchaser to assume the obligation of the Company under the Bank Agreement.
         (e) No Adverse Decision. There shall be no action, suit, investigation or proceeding pending or threatened by or before any court, arbitrator or administrative or governmental body which: seeks to restrain, enjoin, prevent the consummation of or otherwise affect the transactions contemplated by this Agreement; questions the validity or legality of any such transactions; or seeks to recover damages or to obtain other relief in connection with any such transactions.
         (f) Adverse Change. The Purchaser acknowledges that the Company has suffered a loss in profits of $142,400 since December 31, 2001, which is a material adverse change.
         (g) Due Diligence. The Purchaser shall have completed, its due diligence review of the Company's operations. On or prior to July 31, 2002, the Company shall have delivered to the Purchaser, for due diligence purposes, all of the items listed on the Summary of Schedules annexed hereto (the "Due Diligence Materials"). In the event that the Company does not deliver any item by July 31, 2002, then the Purchaser's due diligence period as to that item shall be thirty (30) days from the date of delivery.
         (h) Approvals and Consents. Seller shall have duly obtained all authorizations, consents, rulings, approvals, licenses, franchises, permits and certificates, or exemptions therefrom, by or of all governmental authorities and non-governmental administrative or regulatory agencies, domestic or foreign, having jurisdiction over the Company, its assets, this Agreement, the Shares or the transactions contemplated hereby, including, without limitation, the consents of all third parties pursuant to existing material agreements or instruments by which the Company or Seller may be bound, which are required for the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby on the part of the Seller and the Company, at no cost or other adverse consequence to Purchaser, and all thereof shall be in full force and effect as of the date hereof and Georgio shall have delivered to Purchaser a certificate signed by him and dated as of the date hereof, to such effect.
         (i) Employment Agreement. Georgio shall have executed and delivered to the Company his Employment Agreement in the form Exhibit A.
         (k) Web Site. The Company's web site as shown on Schedule 3.2(k) will be in substantially the same operating condition as on the date of the execution hereof and the Company shall provide to Purchaser all documents, passwords and other instruments necessary to transfer and/or control the website.
         (l) Bank Agreement. The Company and the Purchaser shall enter into the Bank Agreement with Hudson United Bank as defined in Article 1.8 and annexed hereto as Exhibit "B".
         3.3 Conditions to the Obligation of the Seller. The obligation of Seller to consummate the transactions contemplated hereby are subject to the fulfillment of the following conditions, any of which may be waived, in whole or in part, by the Seller in its sole discretion, and Purchaser and JUNI shall use their best efforts to cause such conditions to be fulfilled:
         (a) Representations and Warranties Correct; Performance. The representations and warranties of Purchaser and JUNI in this Agreement shall be true, complete and accurate when made and Purchaser and JUNI shall have delivered to Seller a certificate signed by their respective Presidents, to such effect. Purchaser and JUNI shall have duly and properly performed, complied with, satisfied and observed on or before the date hereof each of their covenants, agreements, conditions to closing and obligations contained in this Agreement to be performed, complied with, satisfied and observed, and the Presidents of Purchaser and JUNI shall have delivered to the Seller a certificate signed by them and dated as of the date hereof, to such effect.
         (b) Purchase Permitted by Applicable Laws. The exchange of the JUNI Shares for the Shares shall not be prohibited by any applicable law or governmental regulation.
         (c) Delivery of JUNI Shares. Purchaser shall have delivered the JUNI Shares to Seller, free and clear of any liens, claims, or encumbrances other than the transfer restrictions set forth in this Agreement.
         (d) Approvals and Consents. Purchaser and JUNI shall have duly obtained all authorizations, consents, rulings, approvals, licenses, franchises, permits and certificates, or exemptions therefrom, by or of all governmental authorities and non-governmental administrative or regulatory agencies, domestic or foreign, having jurisdiction over Purchaser and JUNI, their assets, this Agreement, the JUNI Shares or the transactions contemplated hereby, including, without limitation, the consents of all third parties pursuant to existing agreements or instruments by which Purchaser or JUNI may be bound, which are required for the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby on the part of the Purchaser and JUNI, at no cost or other adverse consequence to Seller, and all thereof shall be in full force and effect as of the Closing Date and the date hereof, and the Presidents of Purchaser and JUNI shall have delivered to Seller a certificate signed by them dated as of the date hereof, to such effect.
         (e) Employment Agreement. Purchaser and JUNI shall have executed and delivered to Georgio his Employment agreement in the form of Exhibit A.
         (f) Bank Agreement. The Company and the Purchaser shall enter into the Bank Agreement with Hudson United Bank.
         (g) Proceedings; Receipt of Documents. All corporate and other proceedings taken or required to be taken by Purchaser and JUNI in connection with the transactions contemplated hereby and all documents incident thereto shall have been taken and shall be reasonably satisfactory in form and substance to Seller and its counsel, and Seller shall have received all such information and such counterpart originals or certified or other copies of such documents as Seller may reasonably request.
          (h) Delivery of Documents. Purchaser and JUNI shall have delivered, or cause to be delivered to Seller the following:
         (1) An opinion of counsel from the law firm Lehman and Eilen, who serves as counsel to Purchaser and JUNI, in the form of that annexed hereto as Exhibit "F";
         (2) Certified copies of Resolutions adopted by the Board of Directors of Purchaser and JUNI authorizing the transactions contemplated by this Agreement and the issuance of the JUNI Shares; and
         (3) All other consents, agreements or documents required by this Agreement to be delivered by Purchaser or JUNI, or reasonably requested by Seller, in order to effectuate the Closing.
                                   ARTICLE IV
                     SELLER'S REPRESENTATIONS AND WARRANTIES
         Georgio hereby represents and warrants to, and agrees with, Purchaser and JUNI as follows:
        4.1 Organization and Good Standing.  The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of New Jersey and is in good standing as a foreign corporation in each other jurisdiction where the properties owned, leased or operated or the business conducted by it requires such qualification.
        4.2 Authority. Seller has full authority to execute and to perform this Agreement in accordance with its terms; the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby does not and will not result in a breach, violation or default or give rise to an event
which with the giving of notice or after the   passage of time, or both, would
result in a breach, violation or default of any of the terms or provisions of
the Company's respective Certificate of   Incorporation, By-Laws or of any
indenture, agreement, judgment, decree or other instrument or restriction to which the Company or Seller is a party or by which the Company, Seller, the Shares or any of their assets may be bound or affected, except for the existing loan agreements between the Company, Georgio and Hudson United Bank and the existing Lease between the Company and RM CW Realty Associates; the execution and delivery of this Agreement have been and, as of the date hereof and with and Effective Date of June 30, 2002, the consummation of the transactions contemplated hereby will have been, duly authorized, and no authorization or approval, whether of the stockholders or directors of the Company or of governmental bodies or otherwise, will be necessary in order to enable Seller to enter into and perform same; and this Agreement constitutes a valid and binding
obligation enforceable against   Seller in accordance with its terms.
        4.3 Capitalization. The authorized capital stock of the
Company consists of 500,000 shares of common stock, no par value, of which 500,000 shares are issued and outstanding. All of the aforesaid issued and outstanding shares of the Company are directly owned of record and beneficially by Seller, have been duly authorized and validly issued and are fully paid and non-assessable. Schedule 4.3 attached hereto sets forth a true and complete history of the issuance and cancellation, where applicable, of all the shares of capital stock of the Company and the share certificates evidencing same, which have heretofore been issued by the Company. There are no outstanding preemptive, conversion or other rights, options, warrants or agreements granted or issued by or binding upon Seller or the Company for the purchase or acquisition of any shares of the Company's capital stock, including, without limitation, the Shares. The Company does not hold any equity interest in any other entity.
        4.4 Title to Assets.
            ---------------
           (a)      The Company has good and marketable title to all of its
Assets; and
           (b) Except as described in Schedule 4.4 annexed hereto, none of such Assets, the Shares, or the use thereof: (i) is subject to any easements or restrictions or to any mortgages, liens, pledges, charges, bank loans, security interests, encumbrances or encroachments, or to any rights of others of any kind of nature whatsoever, (ii) encroaches or infringes on the property or rights of another or (iii) contravenes any applicable law or ordinance or any other administrative regulation or violates any restrictive covenant or any provision of law; and there are no agreements or arrangements between the Company or Seller and any third person which have any effect upon the Company's title to or other rights respecting the Assets or the Shares.
         4.5 Condition of Property. To the best knowledge of Georgio, all of the Assets are suitable for the purposes for which they are used, are in good operating condition and in reasonable repair, free from any known defects, except for (i) normal wear and tear and such minor defects as do not interfere with the continued use thereof or (ii) defects set forth on Schedule 4.5 annexed hereto.
         4.6 Patents, Trademarks, Etc. Except as described in Schedule 1.1(e), there are no inventions, licenses, patents, patent applications, trademarks, copyrights, trademark or copyright applications or registrations, pending or existing, relating to the Company's products owned by or registered in the name of the Company; and the inventions, patents, licenses, trademarks, tradenames and copyrights, existing or pending, listed in Schedule 1.1(e) hereto are all such items necessary for the present conduct of the Company's business, none of which is being contested or, to the best knowledge of Georgio, infringed upon; and to the best knowledge of Georgio the present conduct of the business of the Company does not infringe upon or violate the patents, trademarks, tradenames, trade secrets or copyrights of anyone, nor has the Company or Seller received any notice of any infringement thereof.
         4.7 Compliance With Law. To the best knowledge of Georgio, the Company is not in violation of any laws, governmental orders, rules or regulations to which the Company or any of its properties or businesses are subject.
         4.8 Agreements. Annexed hereto as Schedule 1.1(d) is a true and complete list of all contracts, instruments, commitments and agreements, whether oral or written, excluding routine orders for the Company's products, presently in effect to which the Company is a party or to which the Company, the Shares or the Assets are subject, including, without limitation, the following:
            (a) any plan or contract or arrangement, oral or written,
providing for employment or consulting services, bonuses, commissions, pensions, stock purchase or stock option or other stock rights, deferred compensation, retirement or severance payments, profit sharing, or the like;
            (b) any instrument or arrangement evidencing or relating in any way to (i) indebtedness for borrowed money by way of direct loan, purchase money obligation, conditional sale, lease purchase arrangement, guarantee or otherwise, (ii) confession of judgment or agreed judgment, (iii) liens, encumbrances or security interests, (iv) guaranties or indemnification or (v) investments in any person;
            (c) any contract containing provisions limiting the freedom of the Company to engage in any business, compete in any line of business or market any particular type of product, in any geographic area or with or to any person;
            (d) any license, sublicense, lease or sublease agreement,
whether as licensor, sublicensor, licensee, sublicensee, lessor, sublessor, lessee, sublessee or otherwise, or any agreements with dealers, vendors, customers, suppliers, sales representatives, any governmental entity, fund or university, or any agents, marketing representatives, brokers or distributors;
            (e) any joint venture contract or arrangement or other
agreement involving a sharing of profits or expenses, or any joint or other technology development, cooperation or exchange contract or arrangement;
            (f) agreements providing for disposition of the business or any assets or shares of the capital stock of the Company; agreements of merger or consolidation to which the Company are a party; or any letters of intent with respect to the foregoing;
            (g) contracts requiring the performance of consulting services, software development or modification or other services.
            Except as set forth on Schedule 4.8 hereof, each such agreement is a valid and subsisting agreement and in full force and effect, all payments due to or from the Company thereunder have been made, there are no disputes or suits or actions at law or otherwise pending or threatened thereunder and such agreements are the only agreements or arrangements of this nature. True, complete and correct copies of each such agreement have been supplied to Purchaser prior to the date hereof as part of Schedule 1.1 (d).
         4.9 Financial Statements. Attached hereto as Schedules 1.5 and 1.5A are copies of the Financial Statements, as certified by Georgio, as true and correct in all material respects. The Financial Statements have been prepared on a consistent basis in accordance with generally accepted accounting principles ("GAAP"), consistently applied, and fairly present the financial position and results of operations, cash flows and changes in shareholders equity of the Company for the periods covered thereby. The books and records respectively maintained by the Company upon which the Financial Statements are based are true and correct in all respects and accurately reflect the business of the Company. Except to the extent reflected or reserved against in the Balance Sheet, the Company has no liability of any nature, whether absolute, accrued, contingent or otherwise and whether due or to become due, including, without limitation, any liability for taxes for any period prior to such date. Except as described in detail on Schedule 4.9, since December 31, 2001, the Company has not taken any of the actions referred to in Article VII of this Agreement. Georgio acknowledges that Hughes has been a passive investor in the Company with little operational input.
         As soon as practicable, but no later than on or about July 31, 2002, the Company shall provide to Purchaser reviewed financial statements for the first quarter of 2002 as well as reviewed financial statements for year end December 31, 2001 and second quarters of the year 2002.
         4.10 Litigation. There are no actions, suits, proceedings or investigations (including any purportedly on behalf of the Company) pending or threatened against or affecting the business or properties of the Company whether at law or in equity or admiralty or before or by any governmental department, commission, board, agency, court or instrumentality, domestic or foreign; nor is the Company operating under, subject to, in violation of or in default with respect to, any judgment, order, writ, injunction or degree of any court or other governmental department, commission, board, agency or instrumentality, domestic or foreign. No inquiries have been made directly to the Company or Seller by any governmental agency which might form the basis of any such action, suit, proceeding or investigation, or which might require the Company to undertake a course of action which would involve any expense. No filings have been made by any present or former employee of the Company with the Equal Employment Opportunity Commission or any governmental agency, asserting any claim based on alleged race, gender (including, without limitation, sexual harassment), age or other type of discrimination on the part of the Company.
         4.11 Salaries. Schedule 4.11 annexed hereto sets forth a true and complete list, as of the date of this Agreement, of all of the persons who are employed by the Company, together with their current compensation, fringe benefits and bonuses paid or to be paid or the methods of computing such compensation and bonuses, for the current fiscal year. Except as set forth on
Schedule 4.11 annexed hereto, no such employee is employed by the Company under a written contract of employment, nor since December 31, 2001 has the Company incurred any outstanding liability for payment of wages, vacation pay (whether accrued or otherwise), salaries, bonuses, pensions or contributions under any labor or employment contract, whether oral or written, or by reason of any past practices with respect to such employees based upon or accruing with respect to services of present or former employees of the Company, other than in the ordinary course of business.
         4.12 Taxes. The Company has filed, or caused to be filed, with all appropriate governmental agencies all required tax and information returns and have paid, caused to be paid or accrued all taxes (including, without limitation, all income, franchise, sales, excise and use taxes), assessments, charges, penalties and interest shown to be due and payable. The Company has no liability, contingent or otherwise, for any taxes, assessments, charges, penalties or interest, other than amounts adequately reserved for. The Company has not received directly or indirectly notice of, nor is it otherwise aware of an audit or examination; the Company is not a party directly or indirectly to any action or proceeding by any governmental authority for assessment or collection of taxes, charges, penalties or interest; nor has any claim for assessment and collection been asserted against the Company directly or indirectly; nor has the Company executed a waiver of any statute of limitations with respect thereto. The Company has paid, or caused to be paid, or adequately reserved for, all applicable corporate franchise taxes, unemployment taxes, payroll taxes, social security taxes, occupation taxes, ad valorem taxes, property taxes, excise taxes and imposts, sales and use taxes, and all other taxes of every kind, character or description required to be paid to the date hereof, and has received no notices and is not otherwise aware, of any deficiencies, adjustments or changes in assessments with respect to any such taxes. The Company has duly filed, or caused to be filed, all reports or returns relating to or covering any such taxes or other charges which are due or required to be filed at the date hereof and no extensions of time are in effect for the assessment of deficiencies for such taxes in respect of any fiscal period. The Company shall provide to Purchaser a copy of tax returns for 1999, 2000 and 2001, if available, including therewith 941's and 942's for 2001 and 941's for 2002.
         4.13 Absence of Changes. Except as set forth on Schedule 4.13 attached hereto, since December 31, 2001, the Company has been operated in the ordinary course and there has not been:
              (a) any declaration, setting aside or payment of any dividend or other distribution of any assets of any kind whatsoever with respect to any shares of the capital stock of the Company or any direct or indirect redemption, purchase or other acquisition of any such shares of the capital stock of the Company or any issuance of securities or any rights whatsoever to acquire securities;
              (b) any difficulty with its labor relations adversely affecting the business of the Company;
              (c) any license, sale, transfer, pledge, lien, security
interest, mortgage or other disposition of any tangible or intangible assets other than in the ordinary course of business;
              (d) any write-down or write-up of the value of any asset of the Company or any portion thereof;
              (e) any change in the accounting methods or practices followed by the Company, in depreciation or amortization policies or rates theretofore adopted by the Company;
              (f) any single capital expenditure or commitment therefore by the Company in excess of $1,000, or such capital expenditures in the aggregate in excess of $5,000, for additions to property, plant or equipment of the Company;
              (g) any changes in the manner in which the Company extends discounts or credit or otherwise deals with customers, vendors, suppliers, distributors or sales representatives;
              (h) any agreement or commitment relating to the sale by the Company of any fixed assets;
              (i) any outstanding contract or commitment which will result in any loss to the Company upon completion of performance thereof, or any outstanding contract, bid or sale or service proposal quoting prices which will not result in a normal profit in the ordinary course of business;
              (j) any grant by the Company or Seller of any power of attorney (whether revocable or irrevocable) to any person that is or may hereafter be in force for any purpose whatsoever;
              (k) the creation of any lien of record or guarantee, or any investment in any person; or
              (l) any commitment to do any of the acts or things specified in items (a) though (k) of this Section 4.13.
         4.14 Insurance. The Company maintains adequate insurance against all ordinary and insurable risks with respect to all property, real, personal and mixed, owned or leased by it. Schedule 4.14 annexed hereto contains a complete list of all policies of insurance held by the Company, showing for each policy
(i) the owner, (ii) the coverage, (iii) the amount of premium properly allocable thereto, (iv) the name of the insurer, (v) the termination date of the policy and (vi) all claims made thereunder. All such policies are in full force and effect, all premiums with respect thereto covering all periods up to and including the Closing Date have been paid, and no notice of cancellation or termination has been received with respect to any such policy. The Company has not failed to give any notice or present any claim thereunder in a due and timely fashion.
         4.15 ERISA. Schedule 4.15 contains a complete list and brief description of each Employee Benefit Plan (as such term is defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA")), established or maintained, or to which contributions have been made, by or for the Company. With respect to all such Employee Benefit Plans the Company has not engaged in a transaction which could subject it to any tax, penalty or liability for prohibited transactions imposed by Section 502(i) of ERISA or Section 4975 of the Internal Revenue Code of 1986, as amended (the "Code"). Neither the Company nor any director or employee of the Company has breached any of the responsibilities or obligations imposed upon such person as a fiduciary under Title I of ERISA with respect to any Employee Benefit Plan. No Employee Benefit Plan which is subject to Part 3 of Subtitle B of Title I of ERISA or Section 412 of the Code has an accumulated funding deficiency (as defined in Section 302 of ERISA and Section 412 of the Code), whether or not waived. With respect to any Employee Benefit Plan which is a defined benefit pension plan, as of the last day of the most recent plan year the current value of plan assets exceeds the actuarial present value of Benefit Commitments (as that term is used in Section 3 of ERISA) (as determined on the basis of the actuarial assumptions contained in the Employee Benefit Plan's most recent actuarial valuation). No liability (other than the annual payment of insurance premiums) to the Pension Benefit Guaranty Corporation ("PBGC") has been or is expected to be incurred by the Company with respect to any Employee Benefit Plan. The Company has not incurred or expects to incur any withdrawal liability to any Multi-employer Plan (as that term is used in Section 3 of ERISA). All Employee Benefit Plans have been administered in compliance with ERISA and the Code. With respect to all Employee Benefit Plans that are intended to qualify under Section 401(a) of the Code, all such Employee Benefit Plans are covered by a determination letter from the Internal Revenue Service which opines that such Employee Benefit Plans satisfy the requirements under Section 401(a) of the Code and nothing has occurred subsequent to the issuance of any such letter that adversely affects any such prior determination by the Internal Revenue Service. Complete and correct copies of all Employee Benefit Plans have been furnished to Purchaser.
         4.16 Brokers. There has been no broker or finder involved in any manner in the negotiations leading up to the execution of this Agreement or the consummation of any transactions contemplated hereby, and Seller, agrees to indemnify Purchaser and JUNI against and hold Purchaser and JUNI harmless from any claim made by any party for a broker's or finder's fee or other similar payment based upon any agreements, arrangements or understanding made by Seller.
         4.17 Transactions with Affiliates. Except as described in Schedule 4.17 annexed hereto, there are no loans, leases, royalty agreements, employment contracts or any other agreement or arrangement, oral or written, between the Company, on the one hand, and any past or present stockholder, officer, employee, consultant or director of the Company or Seller (or any member of the immediate family of such stockholder, officer, employee, consultant, director or Seller), on the other hand.
         4.18     Acquisition of Securities.
                  -------------------------
                  (a) Seller is acquiring the JUNI Shares for its own account for investment only and not with a view towards the public sale or distribution thereof and not with a view to or for sale in connection with any distribution thereof.
                  (b) Seller is: (i) an "accredited investor" as that term is defined in Rule 501 of the General Rules and Regulations under the Securities Act, (ii) experienced in making investments of the kind described in this Agreement and the related documents, (iii) able, by reason of the business and financial experience of its officers and professional advisors to protect its own interests in connection with the transactions described in this Agreement, and the related documents, and (iv) able to afford the entire loss of its investment in the JUNI Shares.
                  (c) All subsequent offers and sales of the JUNI Shares by Seller shall be made pursuant to registration of the JUNI Shares under the Securities Act or pursuant to an exemption from registration.
                  (d) Seller acknowledges that the JUNI Shares are being offered and sold to it in reliance on specific exemptions from the registration requirements of United States federal and state securities laws and that JUNI is relying upon the truth and accuracy of, and Seller's compliance with, the representations, warranties, agreements, acknowledgments and understandings of Seller set forth herein in order to determine the availability of such exemptions and the eligibility of Seller to acquire the JUNI Shares.
                  (e) Seller and its advisors, if any, have been furnished with materials relating to the business, finances and operations of JUNI and materials relating to the offer and sale of the JUNI Shares which have been requested by Seller. Seller and its advisors, if any, have been afforded the opportunity to ask questions of the Company and have received complete and satisfactory answers to any such inquiries.
                  (f) Seller understands that its investment in the JUNI Shares involves a high degree of risk.
                  (g) Seller understands that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the JUNI Shares.
                  (h) Seller acknowledges that: (i) the JUNI Shares have not been and are not being registered under the provisions of the Securities Act and may not be transferred unless (A) subsequently registered thereunder or (B) Seller shall have delivered to JUNI an opinion of counsel, or other evidence reasonably satisfactory in form, scope and substance to JUNI, to the effect that the JUNI Shares to be sold or transferred may be sold or transferred pursuant to an exemption from such registration; (ii) any sale of the JUNI Shares made in reliance on Rule 144 promulgated under the Securities Act may be made only in accordance with the terms of said Rule and further, if said Rule is not applicable, any resale of such JUNI Shares under circumstances in which the Seller, or the person through whom the sale is made, may be deemed to be an underwriter, as that term is used in the Securities Act, may require compliance with some other exemption under the Securities Act or the rules and regulations of the Securities and Exchange Commission thereunder; and (iii) except as provided herein, neither the Company nor any other person is under any obligation to register the JUNI Shares under the Securities Act or to comply with the terms and conditions of any exemption thereunder.
                  (i) Seller acknowledges and agrees that until such time as the JUNI Shares have been registered under the Securities Act the JUNI Shares shall bear a restrictive legend in substantially the following form:

THESE  SECURITIES  (THE   "SECURITIES")  HAVE  NOT  BEEN  REGISTERED  UNDER  THE
SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE SOLD OR OFFERED FOR SALE IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES OR AN OPINION OF COUNSEL OR OTHER EVIDENCE ACCEPTABLE TO THE CORPORATION THAT SUCH REGISTRATION IS NOT REQUIRED.
         4.19 No Untrue Representation or Warranty. No representation or warranty made by Seller contained in this Agreement or any attachment, statement, schedule, exhibit, certificate or instrument furnished or to be furnished to Purchaser by Seller pursuant hereto, or otherwise furnished in writing by Seller in connection with the transactions contemplated hereby, contains or will contain any untrue statement of a material fact, or omits or will omit to state any material fact necessary to make the statements contained herein or therein not misleading.
                                    ARTICLE V
              REPRESENTATIONS AND WARRANTIES OF PURCHASER AND JUNI
         Purchaser and JUNI hereby, jointly and severally, represent and warrant to the Seller as follows:
         5.1 Organization and Good Standing. Purchaser is a corporation duly organized, validly existing and in good standing under the laws of the State of New York. JUNI is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada.
         5.2 Corporate Authority. Purchaser and JUNI have full authority to execute and to perform this Agreement in accordance with its terms; the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby does not and will not result in a breach, violation or default or give rise to an event which, with the giving of notice or after the passage of time, would result in a breach, violation or default of any of the terms or provisions of Purchaser's or JUNI's Certificate of Incorporation, By-Laws or of any indenture, agreement, judgment, decree or other instrument or restriction to which Purchaser or JUNI is a party or by which Purchaser or JUNI may be bound or affected; and this Agreement constitutes a valid and binding obligation enforceable against Purchaser and JUNI in accordance with its terms. The consummation of the transactions contemplated hereby will have been duly authorized by all required corporate action, and no authorization or approval, whether of the stockholders or directors of Purchaser or JUNI or of governmental bodies or otherwise would be necessary in order to enable Purchaser and JUNI to enter into and perform its obligations under this Agreement and the transactions contemplated thereby.
         5.3 Capitalization. The authorized capital stock of JUNI consists of 75,000,000 shares of Common Stock, par value .001, and 875,000 authorized shares of Preferred Stock, par value .01; the Company records reflect there are 11,980,355 shares of Common Stock issued and outstanding as of June 30, 2002. The JUNI Shares to be issued to Seller hereunder will be duly authorized, validly issued, fully paid, and non-assessable, without any personal liability attaching to the ownership thereof. The copies of the Certificate of Incorporation and By-Laws of Purchaser and JUNI heretofore provided to Seller are true and complete in all respects. JUNI is the owner of all of the issued and outstanding shares of capital stock of Purchaser. JUNI will remain in control of Purchaser, and Purchaser will remain in control of the Company after Closing, within the meaning of Internal Revenue Code Section 368 (a)(1)(B).
         5.4 SEC Documents, Financial Statements. The Common Stock of JUNI is registered pursuant to Section 12(g) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") and listed for quotation on The NASDAQ SmallCap Market under the symbol "JUNI". JUNI has filed all reports, schedules, forms, statements and other documents required to be filed by it with the Securities and Exchange Commission ("SEC") pursuant to the reporting requirements of the Exchange Act, including material filed pursuant to Section 13(a) or 15(d), in addition to one or more registration statements and amendments thereto heretofore filed by JUNI with the SEC under the Securities Act of 1933, as amended (the "Act") (all of the foregoing including filings incorporated by reference therein being referred to herein as the "SEC Documents"). JUNI has delivered to the Seller true and complete copies of the SEC Documents (except for exhibits and incorporated documents).
         As of their respective dates, the SEC Documents complied in all material respects with the requirements of the Act or the Exchange Act as the case may be and the rules and regulations of the SEC promulgated thereunder and other federal, state and local laws, rules and regulations applicable to such SEC Documents, and none of the SEC Documents contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The financial statements of JUNI included in the SEC Documents comply as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC or other applicable rules and regulations with respect thereto. Such financial statements have been prepared in accordance with generally accepted accounting principles applied on a consistent basis during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto or (ii) in the case of unaudited interim statements, to the extent they may not include footnotes or may be condensed or summary statements) and fairly present in all material respects the financial position of JUNI as of the dates thereof and the results of operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments).
         5.5 No Material Adverse Change. Since the date of the most recently filed SEC Documents, no event has occurred or exists with respect to JUNI or any of its subsidiaries which would be likely to have, or has had, a material adverse effect on JUNI and its subsidiaries taken as a whole.
         5.6 Brokers. There has been no broker or finder involved in any manner in the negotiations leading up to the execution of this Agreement or the consummation of any transactions contemplated hereby, and Purchaser and JUNI, jointly and severally, agree to indemnify Seller against and hold Seller harmless from any claim made by any party for a broker's or finder's fee or other similar payment based upon any agreements, arrangements or understanding made by Purchaser or JUNI.
         5.7 No Untrue Representation or Warranty. No representation or warranty made by Purchaser or JUNI contained in this Agreement or any attachment, statement, schedule, exhibit, certificate or instrument furnished or to be furnished to Seller by Purchaser or JUNI pursuant hereto, or otherwise furnished in writing by Purchaser or JUNI in connection with the transactions contemplated hereby, contains or will contain any untrue statement of a material fact, or omits or will omit to state any material fact necessary to make the statements contained herein or therein not misleading.
         5.8      Acquisition of Securities.
                  (a) Purchaser is acquiring the Shares for its own account for investment only and not with a view towards the public sale or distribution thereof and not with a view to or for sale in connection with any distribution thereof.
                  (b) Purchaser is: (i) an "accredited investor" as that term is defined in Rule 501 of the General Rules and Regulations under the Securities Act, (ii) experienced in making investments of the kind described in this Agreement and the related documents, (iii) able, by reason of the business and financial experience of its officers and professional advisors to protect its own interests in connection with the transactions described in this Agreement, and the related documents, and (iv) able to afford the entire loss of its investment in the Shares.
                  (c) All subsequent offers and sales of the Shares by Purchaser shall be made pursuant to registration of the Shares under the Securities Act or pursuant to an exemption from registration.
                  (d) Purchaser acknowledges that the Shares are being offered and sold to it in reliance on specific exemptions from the registration requirements of United States federal and state securities laws and that Seller is relying upon the truth and accuracy of, and Purchaser's compliance with, the representations, warranties, agreements, acknowledgments and understandings of Purchaser set forth herein in order to determine the availability of such exemptions and the eligibility of Purchaser to acquire the Shares.
                  (e) Purchaser and its advisors, if any, have been furnished with materials relating to the business, finances and operations of the Company and materials relating to the offer and sale of the Shares which have been requested by Purchaser. Purchaser and its advisors, if any, have been afforded the opportunity to ask questions of the Company and have received complete and satisfactory answers to any such inquiries.
                  (f) Purchaser understands that its investment in the Shares involves a high degree of risk.
                  (g) Purchaser understands that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Shares.
                  (h) Purchaser acknowledges that: (i) the Shares have not been and are not being registered under the provisions of the Securities Act and may not be transferred unless (A) subsequently registered thereunder or (B) Purchaser shall have delivered to the Company an opinion of counsel, or other evidence reasonably satisfactory in form, scope and substance to the Company, to the effect that the Shares to be sold or transferred may be sold or transferred pursuant to an exemption from such registration; (ii) any sale of the Shares made in reliance on Rule 144 promulgated under the Securities Act may be made only in accordance with the terms of said Rule and further, if said Rule is not applicable, any resale of such Shares under circumstances in which the Purchaser, or the person through whom the sale is made, may be deemed to be an underwriter, as that term is used in the Securities Act, may require compliance with some other exemption under the Securities Act or the rules and regulations of the Securities and Exchange Commission thereunder; and (iii) except as provided herein, neither the Company nor any other person is under any obligation to register the Shares under the Securities Act or to comply with the terms and conditions of any exemption thereunder.
                  (i) Purchaser acknowledges and agrees that until such time as the Shares have been registered under the Securities Act the Shares shall bear a restrictive legend in substantially the following form:

THESE SECURITIES (THE "SECURITIES") HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE SOLD OR OFFERED FOR SALE IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES OR AN OPINION OF COUNSEL OR OTHER EVIDENCE ACCEPTABLE TO THE CORPORATION THAT SUCH REGISTRATION IS NOT REQUIRED.

      5.9 Receipt of Financial Statements. The Purchaser and JUNI acknowledge that they have received the Company's financial statements for the years ended 1999 and 2000.
                                   ARTICLE VI
                                    COVENANTS
      6.1 Further Assurances. Each party agrees that, at any time after the
Closing Date, upon the request of the other party, it will do, execute, acknowledge and deliver, or will cause to be done, executed, acknowledged and delivered, all such further acknowledgments, deeds, assignments, bills of sale, transfers, conveyances, instruments, consents and assurances as may reasonably be required for the better assuring and confirming to the other party, its successors and assigns, absolute ownership to the Shares and the JUNI Shares to be exchanged hereunder.
      6.2 Cooperation. The parties shall cooperate with each other fully with respect to actions required or requested to be undertaken with respect to tax audits, administrative actions or proceedings, litigation and any other matters that may occur after the Closing Date, and each party shall maintain and make available to the other party upon request all corporate, tax and other records reasonably required or requested in connection with such matters.
      6.3 Publicity. The parties hereto agree that no publicity release or announcement concerning the transactions contemplated hereby shall be issued without the advance approval of the form and substance thereof by the parties, except, with respect to JUNI, as may be required by law, rule or regulation.
                                   ARTICLE VII
  CONDUCT OF BUSINESS PENDING THE EFFECTUATION OF ALL TRANSACTIONS FOR CLOSING
      Between the date hereof and the consummation of the transactions contemplated herein, and except as otherwise expressly consented to in writing in advance or approved in writing in advance by Purchaser:
      7.1 Regular Course of Business. Georgio will cause the Company to carry on its business diligently and substantially in the same manner as heretofore conducted, and shall not permit it to institute any new methods of management, accounting or operation or engage in any transaction or activity, enter into any agreement or make any commitment, except in the usual and ordinary course of business and consistent with past practice as limited by the more restrictive provisions of this Agreement, where applicable, or as otherwise specifically contemplated by this Agreement and not in violation thereof.
      7.2 Organization. Georgio shall preserve the corporate existence and business organization of the Company intact, keep available to Purchaser the key employees of the Company, and preserve for Purchaser their relationships with suppliers, customers, agents and others having business relations with the Company. In addition, and not in limitation of the foregoing, Georgio will cause the Company to maintain and update the web sites listed on Schedule 3.2 (k) hereto.
      7.3 Certain Changes. Except as permitted by this Agreement, without the prior written consent of Purchaser, Georgio will not permit the Company to:
         (a) Except as permitted under the existing loan agreements with Hudson United Bank, borrow or agree to borrow any funds or incur, or assume or become subject to, whether directly or by way of guarantee or otherwise, any obligation or liability (absolute or contingent);
         (b) Pay, discharge or satisfy any claim, liability or obligation (absolute, accrued, contingent or otherwise), other than the payment, discharge or satisfaction in the ordinary course of business and consistent with past practice of liabilities or obligations reflected or reserved against in the Balance Sheet or thereafter incurred in accordance with this Agreement;
         (c) Prepay any obligation having a fixed maturity of more than 90 days from the date such obligation was issued or incurred;
         (d) Except as permitted under the existing loan agreements with Hudson United Bank, permit or allow any of its property or assets (real, personal or mixed, tangible or intangible) to be subjected to any lien; (e) Cancel any debts or waive any claims or rights or sell, transfer, or otherwise dispose of any of its properties or assets;
         (f) Grant any increase in the compensation of officers or employees, institute or amend any sales compensation plan, severance plan or other arrangement for its officers or employees, or enter into any plan or agreement with respect thereto;
         (g) Make any capital expenditures or commitments for additions to or replacement of property, plant, equipment or intangible capital assets in excess of $5,000.
         (h) Pay, loan or advance any amount to, or sell, transfer or lease any properties or assets to, or enter into agreement or arrange with, any of its employees, officers or directors or any affiliate thereof, except for directors fees and compensation to employees, officers or directors at rates not exceeding the rates of compensation set forth in Schedule 4.11;
         (i) Issue, or grant any options with respect to the issuance of, any shares of their capital stock, or purchase shares of capital stock or make any equity investment in, or agree to purchase or make any equity investment in, any other entity, corporate or otherwise;
         (j) Declare, set aside or pay any dividend or other distribution of any assets of any kind whatsoever with respect to any shares of the capital stock of the Company, or redeem, purchase or otherwise acquire, directly or indirectly, any shares of the capital stock of the Company; or
         (k) Agree, whether in writing or otherwise, to do any of the foregoing.
      7.4 Contracts. Georgio will not permit the Company to enter into any contract or commitment, or purchase any supplies or services or sell any assets, except normal contracts or commitments for the purchase of, and normal purchases of, supplies or services made in the usual and ordinary course of business, consistent with the past practice of the Company, and not in violation of any other more restrictive provision of this Article VII. In addition, and not in limitation of the foregoing, Georgio shall not permit the Company to take any actions to modify or amend any of the documents comprising the Assets without the express prior written consent of Purchaser.
      7.5 Insurance; Property. Georgio will cause the Company to maintain adequate insurance against all ordinary and insurable risks with respect to all property, real, personal and mixed, owned or leased by them; and all such property shall be used, operated, maintained and repaired in a careful and reasonably efficient manner.
      7.6 No Default. Georgio shall not do any act or omit to do any act, and shall cause the Company not to do any act or omit to do any act, which will cause a breach of any contract or commitment of the Company or any subsidiary of the Company or which would cause the breach of any representation, warranty or covenant made hereunder.
      7.7 Compliance With Laws. Georgio will cause the Company to comply with all laws applicable to them and their properties, operations, business and employees.
      7.8 Tax Returns. Georgio will cause the Company to prepare and file all federal, state, local and foreign tax returns and amendments thereto required to be filed by them. Georgio will ensure that Purchaser shall have a reasonable opportunity to review each such return and amendment prior to the filing thereof.
      7.9 Maintain Books. Purchaser will cause the Company to maintain their books, accounts and records in accordance with generally accepted accounting principles applied on a basis consistent with prior years.
      7.10 Consents and Waivers Without Any Condition. Georgio shall not make, or permit the Company to make, any agreement or understanding, not earlier approved in writing by Purchaser, as a condition for obtaining any consent or waiver contemplated by Section 3.2(h) of this Agreement.
      7.11 Purchaser Personnel On-Site. Georgio agrees to permit, and cause the Company to permit, Purchaser from and after the date hereof to station, if necessary, one or more of its officers at the Company's premises to monitor the Company's compliance with the provisions of this Article VII.
                                  ARTICLE VIII
                              ADDITIONAL AGREEMENTS
      8.1 Capital Formation. JUNI agrees to fund the Company with the following amounts on or before the dates set forth below; or later if mutually agreed upon by the parties:
         (a) $175,000 by no later than August 2, 2002 (the parties acknowledge that the Purchaser has already delivered $125,000 in funding to the Company and that the remaining $50,000 shall be funded by August 2, 2002, subject to the provisions set forth below including the 30-day grace period as provided);
         (b)      $175,000 no later than August 30, 2002; and
         (c)      $150,000 within sixty (60) days after August 30.
         Upon Closing, the funding referred to in subsections (a), (b) and (c) hereof shall be capital contributions to the Company. In the event that the remaining $50,000 in funding under subsection (a), or any funding under subsection (b) or (c) hereof shall not be made by its due date, (with, for this purpose only, time being of the essence and there is no grace period), then Georgio shall be deemed to have met his performance goals for year 2002 in the Employment Agreement and shall be entitled to all Bonuses set forth therein for that year; provided, however that in the event the Company has not provided Due Diligence Materials to the Purchaser by July 31, 2002, then the obligation of JUNI under Subsection (b)shall be extended for a period of time equal to the period between July 31, 2002 and the delivery of Due Diligence Materials. For any and all purposes other than as specifically set forth above, JUNI shall have a thirty (30) day grace period for making the payments under subsection
(b) or (c) hereof.
      8.2 Financial Milestones.
         Georgio, in accordance with the terms of his Employment Agreement with the Company, agrees to use his best efforts to cause the Company to meet its projections, as set forth in the Company's Business Plan dated April 17, 2002 and revised as of June 29, 2002 and provided to JUNI and the Purchaser, for the four years following the Closing Date (the "Financial Milestones"). JUNI and Purchaser understand and agree that Georgio's agreement to so use his best efforts is not a guarantee of performance or success and that due to the material adverse change as described in Article 3.2 (f), the prospects for meeting the projections for year 2002 have been diminished. JUNI and Purchaser further understand and agree that they will have no recourse against Seller for the failure by the Company to reach the Financial Milestones and hereby release Seller from any and all liability for the Company's failure to reach the Financial Milestones.
      8.3 Representations and Warranties of Hughes.
         (a) The Purchaser and JUNI acknowledge that Hughes has not been active in conducting the business of the Company, and therefore the representations and warranties by Hughes as set forth in Article IV hereof are limited as set forth therein.
         (b) Hughes warrants and represents that he has title to 25% of the issued and outstanding Shares, free and clear of any liens, claims, or encumbrances, other than the transfer restrictions set forth on the face thereof.
      8.4 Termination/Rescission.
         (a) In the event this Agreement is terminated by Seller on account of the failure of JUNI to advance the remaining $50,000 in funding under subsection 8.1(a), or the funds referred to in Article 8.1 (b) hereof, or in the event that the Purchaser's due diligence review under Article 3.2 (g) shows that the Company's accounts receivable (invoicing for goods shipped, without regard to write-offs or collectibility) have been overstated by more than 30%, or that the Company's accounts payable have been understated by more than 30%,or that any other part of the Company's financial information contained in the Company's financial statements for year end 2001, or for the first and second quarters of 2002 or in the Company's tax returns delivered to the Purchaser hereunder (a "Material Financial Misstatement") is over-or understated by more than 30%, and the Purchaser then refuses to effectuate the transactions contemplated hereunder, or if this Agreement is terminated by consent of the Parties, then, the Company, the Seller, JUNI and the Purchaser shall be entitled to retain, as liquidated damages, in lieu of any other damages, the following:
         (i)      The Company shall retain the $175,000 delivered pursuant to
Article 8.1 (a).
         (ii) The Seller shall retain 250,000 of the JUNI Shares received, and shall deliver all JUNI Shares over that amount back to JUNI.
         (iii) The Purchaser shall retain a number of shares sufficient for the Purchaser to have a 30% interest in the Company and shall deliver to the Seller all shares over that amount in the event that following the closing the Company issues additional shares of its voting common stock without consideration, then the Purchaser shall receive without compensation additional shares of the Company sufficient to maintain the Purchaser's percentage interest in the Company as provided for in this section.
      (b) In the event this Agreement is terminated by Seller on account of the failure of JUNI to advance the funds referred to in Article 8.1 (c) hereof, then, subject to the provisions of Section 8.5, the Company, the Seller, JUNI and the Purchaser shall be entitled to retain, as liquidated damages, in lieu of any other damages, the following:
         (i)      The Company shall retain the $175,000  delivered  pursuant to
Article 8.1(a) and the $175,000  delivered  pursuant to
Article 8.1(b);
         (ii) The Seller shall retain an additional 31,250 of the JUNI Shares, and shall deliver all JUNI Shares over that amount back to JUNI; and
         (iii)    The Purchaser shall retain an additional number of the Shares
      (c) In the event that the Company issues additional shares of its voting common stock, then the Purchaser shall receive without compensation additional shares of the Company sufficient to maintain the Purchaser's percentage interest in the Company, taking into account only the Shares retained by the Purchaser under this Article 8.4.
         8.5 Reimbursement for Audit Costs. In the event that the Purchaser requires audited financial statements, then the Company shall retain up to $20,000 of the funds advanced to pay for accounting fees in order to provide audited financial statements of the Company.
                                   ARTICLE IX
                            SURVIVAL; INDEMNIFICATION
         9.1 Survival of Representations and Warranties. The representations and warranties set forth in Sections 4.3, 4.4 and 4.6 shall survive and remain in effect following the Closing Date; the representations and warranties set forth in Section 4.17 shall survive and remain in effect through and until the expiration of the applicable statute of limitations periods relating thereto; all other representations and warranties set forth herein shall survive and remain in effect through and until the date which is two years after the Closing Date. Subsequent to the expiration of the respective representations and warranties as set forth in this Section 9.1, no party shall make or assert any claim against the other party on account of or arising out of such representations or warranties.
         9.2      Indemnity Against Claims.
                  ------------------------
                  (a) Georgio and Hughes each separately agree to indemnify and hold Purchaser harmless from and against the following: Any and all liabilities, losses, damages, claims, costs and reasonable expenses suffered by Purchaser (whether awarded against Purchaser or paid by Purchaser in settlement of a claim as provided in Section 9.3 or otherwise suffered), resulting from any misrepresentation, breach of any warranty, or non-fulfillment of any covenant, condition or agreement respectively made by them which is contained in this Agreement or in any statement, attachment, schedule, exhibit or certificate furnished or to be furnished by them to Purchaser pursuant hereto or in connection with the transactions contemplated hereby; and
                  (b) Any and all actions, suits, proceedings, demands, assessments or judgments, costs and reasonable expenses (including reasonable attorneys' fees) incident to any of the foregoing.
                  (c) Notwithstanding the foregoing, Hughes shall have no liability to Purchaser on account of a misrepresentation, breach of any warranty, or non-fulfillment of any covenant, condition or agreement which is not specifically made by him or to which he is specifically bound under the terms of this Agreement.
                  (d) Notwithstanding anything to the contrary in subsection (a) or (b) hereof, no such claim for indemnification hereunder may be asserted until and only to the extent that the aggregate amount of such claim or claims exceeds $10,000.
         9.3 Notice of Claim, Assumption of Defense and Settlement of Claims.
             ---------------------------------------------------------------
              (a) Purchaser shall promptly give notice (an "Indemnification Notice") in accordance with Section 11.1 hereof to Seller (the "Indemnitor") after Purchaser shall have knowledge of any demands, claims, actions or causes of action (singly, a "Claim" and hereinafter referred to collectively, as "Claims") which might give rise to a Claim by Purchaser or JUNI against the Indemnitor, stating the nature and basis of said Claim and the amount thereof, to the extent known. A failure to give notice hereunder shall not relieve the Indemnitor from any obligation hereunder unless such failure to give notice shall materially and adversely affect the Indemnitor's ability to defend the Claim. After the delivery of an Indemnification Notice certifying that Purchaser or JUNI has incurred or had asserted against it any liabilities, claims, losses, damages, costs or expenses for which indemnity may be sought in accordance with the terms of this Article IX (the "Damages"), Purchaser shall make a claim in an amount equal to the incurred Damages or asserted Damages, as the case may be (which, in the case of any asserted Damages shall include Purchaser's reasonably estimated cost of the defense thereof, hereinafter the "Estimated Defense Costs"), and the Indemnitor shall promptly reimburse Purchaser for the Damages for which Purchaser has incurred and not been indemnified. In the event the amount of such Damages are not promptly reimbursed by the Indemnitor as aforesaid, the amount of such unreimbursed Damages shall accrue interest at a rate equal to two percent (2%) above the applicable prime rate of Citibank, N.A.
              (b) With respect to any third party Claims made subsequent to the Closing Date, the following procedures shall be observed:
                  (1) Promptly after delivery of an Indemnification Notice in respect of a Claim, the Indemnitor may elect, by written notice to the Purchaser, to undertake the defense thereof with counsel reasonably satisfactory to Purchaser and at the sole cost and expense of the Indemnitor.
                  (2) Failure by the Indemnitor to notify Purchaser of its election to defend any such action within 20 days after notice thereof shall have been given, shall be deemed a waiver by the Indemnitor of their right to defend and settle such action. If the Indemnitor assumes the defense of any such Claim, its obligations hereunder as to such Claim shall be limited to taking all steps necessary in the defense or settlement of such Claim and to holding Purchaser and JUNI harmless from and against any and all losses, damages, expenses and liabilities awarded in any such proceeding or arising out of any settlement approved by the Indemnitor or any judgment in connection with such Claim.
                  (3) The Indemnitor shall not, in the defense of any such Claim, consent to the entry of any judgment (except with the prior written consent of Purchaser) or enter into any settlement (except with the prior written consent of Purchaser) which does not include as an unconditional term thereof the giving by the claimant or the plaintiff to Purchaser and JUNI of a complete release from all liability in respect of such Claim.
                  (4) If the Indemnitor does not assume the defense of a Claim, Purchaser and JUNI may defend against or settle such Claim in such manner as they may deem appropriate, and the Indemnitor shall promptly reimburse Purchaser for all expenses, legal or otherwise, incurred by Purchaser and/or JUNI in connection with the defense against and settlement of such Claim, as and when the same shall be incurred by them. If no settlement of such Claim is made, the Indemnitor shall promptly reimburse Purchaser and JUNI for or, at Purchaser's option, pay the amount of any judgment rendered with respect to such Claim and all expenses, legal or otherwise, incurred by Purchaser in the defense against such Claim.
         9.4 Right to Set Off. Notwithstanding anything to the contrary set forth in this Agreement or any Exhibit hereto, in the event that Purchaser or JUNI shall have a Claim against Georgio which is asserted prior to the expiration dates set forth in Section 9.1 hereof, for which Purchaser and JUNI have not been fully and completely indemnified as contemplated above, Purchaser and/or JUNI shall have the right to set off the amount of such Claim against Georgio, so long as such claim is asserted prior to the expiration dates set forth in Section 9.1 hereof, against any JUNI Shares due to Georgio under the Employment Agreement with Georgio. Purchaser shall be entitled to suspend any such payments until its Claim is resolved, without causing a breach of this Agreement or any such Employment Agreement.
         9.5 Remedies Cumulative. The remedies provided to Purchaser and JUNI herein shall be cumulative and shall not preclude Purchaser or JUNI from asserting any other rights or seeking any other remedies against an Indemnitor or its respective heirs, successors or assigns. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent or subsequent assertion or employment of any other appropriate right or remedy.

                                    ARTICLE X
                               GENERAL PROVISIONS
         10.1 Notices. All notices, requests, demands and other communications hereunder shall be in writing and shall be delivered personally, sent by telex or facsimile transmission or sent by certified, registered or express mail, postage prepaid or overnight delivery by a nationally recognized courier service. Any such notice shall be deemed given when so delivered personally or when sent by facsimile transmission or, if mailed by certified or registered mail, ten (10) days after the date of deposit in the United States mail, postage prepaid or otherwise upon delivery, if addressed:

                           (a)      in the case of Seller to:
                                    Robert J. Georgio
                                    175 Clearbrook Road
                                    Elmsford, NY  10523
                                    Tel. # (914) 592-1044
                                    Fax.# (914) 592-1103

                                    Kevin R. Hughes
                                    1075 Bellevue Way, NE
                                    Bellevue, WA  98004
                                    Tel.# (206) 399-5801

                           with a copy to:

                                    Huttle Profita LLC
                                    500 Frank W. Burr Boulevard
                                    Teaneck, NJ  07666
                                    Tel. # (201) 928-1600
                                    Fax. # (201) 928-1902

                           (b)      in the case of Purchaser or JUNI to:

                                    Juniper Group, Inc.
                                    111 Great Neck Road
                                    Great Neck, NY  11021
                                    Tel. # (516) 829-4670
                                    Facsimile #: (516) 829-4691

                           with a copy to:

                                    Hank Gracin, Esq.
                                    Lehman & Eilen, LLP
                                    50 Charles Lindbergh Boulevard, Suite 505
                                    Uniondale, New York  11553
                                    Tel.# (516) 222-0888
                                    Fax # (516) 222-0948
or to such other address or to such other person as Purchaser, JUNI or Seller, shall have last designated by written notice given as herein provided.
         10.2 Modification. This Agreement and the Exhibits and Schedules annexed hereto contain the entire agreement between the parties hereto and there are no agreements, warranties or representations which are not set forth herein. All prior negotiations, representations, warranties, agreements and understandings are superseded hereby. This Agreement may not be modified or amended except by an instrument in writing duly signed by or on behalf of the parties hereto and dated on or subsequent to the date hereof.
10.3 Governing Law. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of New York applicable to agreements made and to be performed entirely within the State. All parties hereto hereby irrevocably consent to the jurisdiction of any New York State or Federal court located in Nassau County, New York over any action or proceeding arising out of any dispute between any of them, and irrevocably agree, in this regard, not to commence any action or proceeding arising out of any dispute between any of them in any other jurisdiction. All parties further irrevocably consent to the service of process in any such action or proceeding by the mailing of a copy of such process to them, at the address set forth above.
         10.4 Binding Effect; Assignment. This Agreement shall be binding upon the parties and inure to the benefit of the successors and assigns of the respective parties hereto; provided, however, that this Agreement and any and all rights hereunder may not be assigned by any party except with the prior written consent of the other parties, which may be withheld for any reason.
         10.5 Counterparts. This Agreement may be executed simultaneously in any number of counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument. In the event any document is delivered with a fax signature, a hard copy shall be provided within ten (10) days thereafter. Execution and delivery of this Agreement by exchange of facsimile copies bearing a facsimile signature copies bearing a facsimile signature shall constitute a valid and binding execution and delivery, such facsimile copies shall constitute enforceable and original documents.
         10.6 Paragraph Headings. The paragraph headings in this Agreement are for convenience of reference only and shall not deemed to alter or affect any provision hereof.
         10.7 Transaction Expenses. Except as otherwise provided in this Agreement, the parties hereto shall each be responsible for the payment of (and shall indemnify and hold the Company and other parties hereto harmless against) any and all of its, his or her own expenses, including without limitation the fees and expenses of counsel, accountants and other advisers, arising out of or relating directly or indirectly to the transactions contemplated by this Agreement, whether or not such transactions are consummated in whole or in part.
         10.8 Waiver. The waiver of one breach or default hereunder shall not constitute the waiver of any other or subsequent breach or default.
         10.9 No Agency. This Agreement shall not constitute any party the legal representative or agent of the other, nor shall any party have the right or authority to assume, create, or incur any liability or any obligation of any kind, express or implied, against or in the name of or on behalf of the other party.
                                   ARTICLE XI
                      INDEMNIFICATION BY PURCHASER AND JUNI
         11.1 (a) Purchaser and JUNI each separately agree to indemnify and hold Seller harmless from and against the following: Any and all liabilities, losses, damages, claims, costs and reasonable expenses suffered by Seller (whether awarded against Seller or paid by Seller in settlement of a claim as provided in
Section 11.2 or otherwise suffered), resulting from any misrepresentation, breach of any warranty, or non-fulfillment of any covenant, condition or agreement made by them which is contained in this Agreement or in any statement, attachment, schedule, exhibit or certificate furnished or to be furnished by them to Seller pursuant hereto or in connection with the transactions contemplated hereby and for any obligation of Georgio stemming from Georgio's guarantee of the Company's Hudson United Bank Company. Notwithstanding the foregoing, the provisions of this Article XI shall not extend to the obligation to provide funding under Article VIII; and
                  (b) Any and all actions, suits, proceedings, demands, assessments or judgments, costs and reasonable expenses (including reasonable attorneys' fees) incident to any of the foregoing.
                  (c) Notwithstanding anything to the contrary in subsection (a) or (b) hereof, no such claim for indemnification hereunder may be asserted until and only to the extent that the aggregate amount of such claim or claims exceeds $10,000.
         11.2 Notice of Claim, Assumption of Defense and Settlement of Claims.
(a) Seller shall promptly give notice (an "Indemnification Notice") in accordance with Section 12.1 hereof to Purchaser and JUNI (the "Indemnitor") after Seller shall have knowledge of any demands, claims, actions or causes of action (singly, a "Claim" and hereinafter referred to collectively, as "Claims") which might give rise to a Claim by Seller against the Indemnitor, stating the nature and basis of said Claim and the amount thereof, to the extent known. A failure to give notice hereunder shall not relieve the Indemnitor from any obligation hereunder unless such failure to give notice shall materially and adversely affect the Indemnitor's ability to defend the Claim. After the delivery of an Indemnification Notice certifying that Seller has incurred or had asserted against it any liabilities, claims, losses, damages, costs or expenses for which indemnity may be sought in accordance with the terms of this Article XI (the "Damages"), Seller shall make a claim in an amount equal to the incurred Damages or asserted Damages, as the case may be (which, in the case of any asserted Damages shall include Seller's reasonably estimated cost of the defense thereof, (the "Estimated Defense Costs"), and the Indemnitor shall promptly reimburse Seller for the Damages for which Seller has incurred and not been indemnified. In the event the amount of such Damages are not promptly reimbursed by the Indemnitor as aforesaid, the amount of such unreimbursed Damages shall accrue interest at a rate equal to two percent (2%) above the applicable prime rate of Citibank, N.A.
              (b) With respect to any third party Claims made subsequent to the Closing Date, the following procedures shall be observed:
                  (1) Promptly after delivery of an Indemnification Notice in respect of a Claim, the Indemnitor may elect, by written notice to the Seller, to undertake the defense thereof with counsel reasonably satisfactory to Seller and at the sole cost and expense of the Indemnitor.
                  (2) Failure by the Indemnitor to notify Seller of its election to defend any such action within 20 days after notice thereof shall have been given, shall be deemed a waiver by the Indemnitor of their right to defend and settle such action. If the Indemnitor assumes the defense of any such Claim, its obligations hereunder as to such Claim shall be limited to taking all steps necessary in the defense or settlement of such Claim and to holding Seller harmless from and against any and all losses, damages, expenses and liabilities awarded in any such proceeding or arising out of any settlement approved by the Indemnitor or any judgment in connection with such Claim.
                  (3) The Indemnitor shall not, in the defense of any such Claim, consent to the entry of any judgment (except with the prior written consent of Seller) or enter into any settlement (except with the prior written consent of Seller) which does not include as an unconditional term thereof the giving by the claimant or the plaintiff to Seller of a complete release from all liability in respect of such Claim.
                  (4) If the Indemnitor does not assume the defense of a Claim, Seller may defend against or settle such Claim in such manner as they may deem appropriate, and the Indemnitor shall promptly reimburse Seller for all expenses, legal or otherwise, incurred by Seller in connection with the defense against and settlement of such Claim, as and when the same shall be incurred by them. If no settlement of such Claim is made, the Indemnitor shall promptly reimburse Seller for or, at Seller's option, pay the amount of any judgment rendered with respect to such Claim and all expenses, legal or otherwise, incurred by Seller in the defense against such Claim.
         11.3 Right to Set Off. Notwithstanding anything to the contrary set forth in this Agreement or any Exhibit hereto, in the event that Seller shall have a Claim against Purchaser and JUNI which is asserted prior to the expiration dates set forth in Section 9.1 hereof, for which Seller has not been fully and completely indemnified as contemplated above, Seller shall have the right to set off the amount of such Claim against Purchaser or JUNI so long as such Claim is asserted prior to the expiration dates set forth in Section 9.1 hereof, against any Shares due to Purchaser hereunder. Seller shall be entitled to suspend any such payments until its Claim is resolved, without causing a breach of this Agreement.
         11.4 Remedies Cumulative. The remedies provided to Seller herein shall be cumulative and shall not preclude Seller from asserting any other rights or seeking any other remedies against an Indemnitor or its respective heirs, successors or assigns. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent or subsequent assertion or employment of any other appropriate right or remedy.
         IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement the day and date first above written.


 /s/ Robert J. Georgio                        /s/ Kevin R. Hughes
---------------------------                   -----------------------
ROBERT J. GEORGIO                             KEVIN R. HUGHES


JUNIPER SPORTS, INC.                         JUNIPER GROUP, INC.

By: /s/ Vlado Hreljanovic                   By: /s/ Vlado Hreljanovic
    ----------------------------                ------------------------------

TAGS, INC.

By:    /s/ Robert J. Georgio
    -----------------------------
Title:  President

                                                                 Exhibit 99.1
FOR IMMEDIATE RELEASE

    Juniper Group, Inc. Announces Agreements to Acquire Tags Golf Inc., A Producer of Quality Golf and Casual Shoes

GREAT NECK,  N.Y.--(BUSINESS  WIRE)--Aug.  6, 2002--Juniper Group, Inc. (NASDAQ:
JUNI - News; "Juniper"), a diversified holding company ---- ---- with operations in the entertainment, healthcare and internet technologies sectors announced today that the company has entered into an agreement to acquire an 80% interest in Tags Golf Inc., a producer of high quality golf footwear.

Tags is a manufacturer of premier quality Italian golf and casual shoes of the finest materials and artisan-level craftsmanship. Established five years ago, Tags Golf has become a benchmark of comparison for the entire golf industry. Tags distributes its men's golf and casual line under the Bobby Jones label, through a licensing agreement with Hartmarx. Tags had approximately 1.5 million dollars in annual sales in its last fiscal year.

Robert Georgio will join Juniper as President of Juniper Sports Inc. Mr. Georgio has been in the shoe business for 25 years. He had focused on the golf shoe industry and recognized a fashion niche and void for quality designer golf shoes. Mr. Georgio launched Tags, his golf footwear company in 1995 and by 2000 he had acquired the Bobby Jones footwear license and turned his Tags Golf brand into a classic. Tags golf shoes are sold in more than 800 country clubs, resorts and upscale retail stores around the world.

Mr. Vlado Hreljanovic, Chairman, CEO and President of Juniper Group Inc. stated that he was delighted to announce this planned acquisition of Tags Golf Inc. Tags Golf shoes represent the highest quality shoes in the market, and Juniper Group brings to Tags the opportunity to expand its production and distribution through major new licensing agreements. The Tags business will fit well within Juniper's entertainment market focus, and will operate as the company's Juniper Sports Inc. subsidiary. According to Mr. Hreljanovic, Juniper Sports will provide a strong complement to Juniper's existing businesses in the Broadband Technology and Healthcare markets.

This planned acquisition is subject to closing conditions including the receipt of all required regulatory approvals. Juniper Group, Inc. operates in the technology, entertainment and healthcare markets. Juniper operates in the Broadband Technology market through Juniper Internet Communications, Inc. which assists cable companies, DSL and wireless providers in implementing broadband Internet services for their customers. In the entertainment market, it operates through its subsidiary Juniper Entertainment, Inc. which currently distributes feature films to various media. Juniper Medical Systems Inc. provides Juniper Group's services in the healthcare management business.

Except for historical matters contained herein, the matters discussed in this press release are forward-looking and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Investors are cautioned that these forward-looking statements, including the planned acquisition of Tags Golf Inc., reflect numerous assumptions and involve risk and uncertainties that may affect Juniper Group, Inc. and its subsidiaries business and prospects and cause actual results to differ materially from these forward-looking statements. Among the factors that could cause actual results to differ are Juniper Group, Inc.'s operating history; competition; low barriers to entry; reliance on strategic relationships; rapid technological changes; inability to complete transactions on favorable terms; and those risks discussed in the Company's filings with the SEC.



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